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                                                                    EXHIBIT 99.2


         CERTIFICATION OF CHIEF FINANCIAL OFFICER OF OCEAN ENERGY, INC.
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, William L. Transier, Executive Vice President and Chief Financial Officer of Ocean Energy, Inc. (the "Company"), hereby certify that the Company's quarterly report on Form 10-Q for the period ended June 30, 2002 and filed with the Securities and Exchange Commission on July 30, 2002 pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Report") by the Company fully complies with the requirements of that section.

         I further certify that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/ William L. Transier
                                       -----------------------------------------
                                       Name:   William L. Transier
                                       Title:  Executive Vice President
                                               and Chief Financial Officer
                                       Date:   August 14, 2002